COMMUNITY DISTRIBUTORS, INC.
                             251 Industrial Parkway
                          Somerville, New Jersey 08876



                                October 16, 1997



Mr. Frank Marfino
Community Distributors, Inc.
251 Industrial Parkway
Somerville, NJ  08876

         Re:  Performance Bonus
              -----------------

Dear Frank:

         Based upon your performance as President and Chief Executive Officer of Community Distributors, Inc. (the "Company"), the Company will pay you a bonus (the "Bonus") within twelve months of the date hereof in the aggregate amount of $1,200,000. The Company will withhold an amount equal to $540,000 from the Bonus in respect of federal, state, Social Security and Medicare withholding tax requirements and the balance of $660,000 will be paid to you.

                                           Very truly yours,

                                           COMMUNITY DISTRIBUTORS, INC.



                                           By: /s/ Todd H. Pluymers
                                               --------------------------------
                                           Title: Chief Financial Officer
                                                  -----------------------------

Accepted and agreed:


/s/ Frank Marfino
---------------------
  Frank Marfino